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                                                                   EXHIBIT 10.38

                             As of August 28, 1994

Ronald C. Drabik
President
Met-Coil Systems Corporation
5486 6th St., S.W.
Cedar Rapids, IA  52404

Dear Mr. Drabik:

              Roy J. Carver, Jr. as Trustee of the John A. Carver 1983 Trust (the "Lender") is pleased to extend the $1.3 million February 28, 1994 Mortgage Note (the "Mortgage Note") with Met-Coil Systems Corporation (the "Borrower") upon the following terms and conditions:

              1.     Mortgage Note Extension Amount

                     $1,352,000   (see paragraph 9 below)

              2.     Interest Rate

                     1st six months:   11% per annum
                     2nd six months: a rate equal to the prime rate of interest as published from time to time by the Wall Street Journal (Midwest edition), plus 5 1/4% per annum; however, such rate of interest shall not be lower than 13%.

              3.     Date of Loan

                     August 28, 1994

              4.     Balloon Date

                     August 28, 1995

              5.     Terms of Repayment

                     Interest only payments shall be payable monthly beginning the 28th day of September, 1994. The loan shall balloon on August 28, 1995.

              6.     Late Charges for Overdue Payments

                     If the Lender has not received the full amount of any payment within five (5) days after it is due, Borrower will pay late charges to Lender in
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                                                                   EXHIBIT 10.38

                     the amount of 5% of Borrower's overdue payment of interest. This late charge shall apply only once on each late payment.

              7.     Default Interest

                     If the Borrower shall fail to make any payment from or after the date any such payment was required to be made (whether at a stated maturity or due date, by acceleration or otherwise) under the terms of the Replacement Mortgage Note or the Mortgage, the rate of interest on the balance due shall be 18% per annum.

              8.     Extensions

                     No extensions or renewals.

              9.     Fees

                     In lieu of additional interest, Borrower shall pay Lender an extension fee of $52,000 payable monthly in twelve (12) equal installments beginning the 28th day of September, 1994.

              10.    Collateral

                     The Loan shall be secured by a First Real Estate Mortgage on the real estate more particularly described in Exhibit A, which shall be evidenced by a Mortgage and Security Agreement with Assignment of Rents dated February 28, 1994 and recorded March 4, 1994 as Document R94-054619, made by Met-Coil Systems Corporation, Inc. to Roy J. Carver, Jr., as trustee for the John A. Carver 1983 Trust, as amended, originally dated September 23, 1983, to secure a Mortgage Note for $1,300,000 (the "Mortgage").

              11.    Fees and Expenses

                     Borrower shall pay all reasonable fees and expenses incurred by the Lender in connection with the transaction contemplated herein, including, but not limited to, legal fees from Lender's legal counsel.

              12.    Conditions Precedent

                     The amendments to the existing Mortgage Note and Mortgage shall be effective retroactive to August 28, 1994 upon satisfaction of all of the following conditions precedent:
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                                                                   EXHIBIT 10.38

                     (i)    Receipt of Documents

                     Lender shall have received all of the following, each in form and substance satisfactory to Lender:

                              (a) Replacement Note. A Replacement Mortgage Note and Amendment to Mortgage and Security Agreement with Assignment of Rents (the "Replacement Mortgage Note") duly executed by Borrower.

                              (b) Resolutions, etc. A certificate of the secretary or an assistant secretary of Borrower dated the date of the execution of the Replacement Note or such other date as shall be acceptable to Lender, substantially in the form of the Consent to Action by Directors of Met-Coil Systems Corporation dated February 25, 1994.

                              (c) Opinion. An opinion of counsel to the Borrower substantially in the form of the opinion of Shuttleworth & Ingersoll, P.C. to Lender dated February 28, 1994.

                              (d) Other. Such other documents as Lender may reasonably request.

                     ii.      Other Conditions.

                     The following further conditions precedent shall have been satisfied.

                              (a)    No Default.  No default or event of
                     default or unmatured default or event of default shall have occurred and be continuing under the terms of the Mortgage Note or the Mortgage.

                              (b) Certificate. Lender shall have received a certificate dated the date of Borrower's execution of the Replacement Mortgage Note and signed by the President or a Vice President of Borrower, substantially in the form of Exhibit B to the Agreement.

              All covenants, agreements, representations and warranties made herein shall survive execution and delivery of this letter and shall continue in full force and effect so long as the debt is outstanding. All covenants and agreements by or on behalf of the parties hereto which are contained or incorporated in this commitment letter shall bind and insure to the benefit of the successors and assigns of all parties hereto.
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                                                                   EXHIBIT 10.38


              Your acknowledgement of this extension letter shall constitute acceptance of the foregoing terms and conditions.

                                                    Sincerely,

                                                    Roy J. Carver/s/

                                                    Roy J. Carver, Jr.
                                                    Trustee

                                      Acknowledged and Accepted:

                                               Met-Coil Systems Corporation

                                               By    Joseph H. Ceryanec/s/
                                                  -----------------------------
                                               Title   Vice-President
                                                    ---------------------------
RJC/tg
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                                                                   EXHIBIT 10.38

                                   EXHIBIT A
                                                                      R9 = 54619
                                   SCHEDULE I



THAT PART OF SECTIONS 2 AND 11, TOWNSHIP 38 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS FOLLOWS; COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 2; THENCE NORTH ON THE WEST LINE OF SAID
SECTION 2, A DISTANCE OF 385.42FEET (384.33 = DEED) TO THE CENTER LINE OF U.S. ROUTE 34 (ALSO OGDEN AVENUE); THENCE NORTH 84 DEGREES 15 MINUTES 00 SECONDS EAST, BEING AN ASSUMED BEARING ON THE CENTER LINE OF SAID U.S. ROUTE 34 (NORTH 83 DEGREES 15 MINUTES 00 SECONDS EAST = DEED), A DISTANCE OF 1808.40 FEET, TO THE POINT OF BEGINNING ; THENCE NORTH 83 DEGREES 22 MINUTES 28 SECONDS EAST ON SAID CENTER LINE, A DISTANCE OF 444.09 FEET TO A LINE 50.0 FEET WEST OF AND PARALLEL WITH THE MOST WESTERLY LINE OF ARTHUR T. MCINTOSH AND CO'S ADDITION TO LISLE SUBDIVISION, RECORDED AUGUST 18, 1920 AS DOCUMENT 143848; THENCE SOUTH 00 DEGREES 05 MINUTES 18 SECONDS WEST ON SAID PARALLEL LINE, A DISTANCE OF 632.90 FEET TO A POINT ON THE WESTERLY EXTENSION OF THE NORTH LINE AT LOT 7 IN SAID ARTHUR T. MCINTOSH AND CO'S ADDITION, EXTENDED 83.0 FEET WEST OF THE NORTHWEST CORNER OF SAID LOT 7; THENCE SOUTH 89 DEGREES 46 MINUTES 55 SECONDS EAST ON SAID EXTENSION OF THE NORTH LINE OF LOT 7, A DISTANCE OF 50.0 FEET TO THE MOST WESTERLY LINE OF SAID ARTHUR T. MCINTOSH AND CO'S ADDITION TO LISLE; THENCE SOUTH 00 DEGREES 05 MINUTES 18 SECONDS WEST ON SAID WEST LINE, A DISTANCE OF 841.45 FEET (839.52 = DEED) TO THE NORTH RIGHT OF WAY LINE OF THE BURLINGTON NORTHERN RAILROAD (FORMERLY KNOWN AS CHICAGO, BURLINGTON AND QUINCY RAILROAD); THENCE NORTH 78 DEGREES 58 MINUTES 00 SECONDS WEST ON SAID NORTH RIGHT OF WAY LINE, A DISTANCE OF 337.26 FEET; THENCE NORTH 6 DEGREES 37 MINUTES 38 SECONDS WEST A DISTANCE OF 1367.90 FEET TO THE POINT OF BEGINNING,
EXCEPTING THEREFROM ALL THAT PART TAKEN FOR HIGHWAY PURPOSES, ALL IN DUPAGE COUNTY, ILLINOIS

PERMANENT INDEX NUMBERS:   08 11 103 003;  08 02 315 004
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                                                                   EXHIBIT 10.38


                                   EXHIBIT B




                _______________________________________________

                          Vice President's Certificate


To:           Roy J. Carver, Jr., Trustee

              The undersigned, Joseph H. Ceryanec/s/, Vice President of Borrower, hereby certifies on behalf of Borrower, that:

              1. The representations and warranties on the part of Borrower contained in the Mortgage are as true and correct at and as of the date hereof as though made on and as of the date hereof.

              2. As of the date hereof, no default or event of default or unmatured default or event of default has occurred and is continuing under the terms of the Mortgage.

              IN WITNESS WHEREOF, I have executed this Certificate on the 28th day of August, 1994.



                                        Met-Coil Systems Corporation

                                        By      Joseph H. Ceryanec/s/
                                           ----------------------------------
                                                Vice President